Acquisitions and divestitures	6 Months Ended
Jun. 30, 2026
Acquisitions And Divestitures
Acquisitions and divestitures

27. Acquisitions and divestitures

Effects on the income statement

		Three-month period ended June 30,		Six-month period ended June 30,
	Notes	2026	2025	2026	2025
Aliança Geração de Energia S.A.	27(a)	–	–	–	(117)
		–	–	–	(117)

a) Divestment of Aliança Geração de Energia S.A. (“Aliança”) – In March 2025, the Company signed an agreement with Global Infrastructure Partners for the sale of 70% of its stake in Aliança, including the operations of Sol do Cerrado solar plant and Risoleta Neves hydroelectric plant. As a result, the related assets and liabilities were classified as held for sale, and Vale recognized an impairment loss in the amount of US$117 in the income statement of the three-month period ended March 31, 2025, as "Impairment and other results related to non-current assets, net".

The transaction was completed in September 2025, when Vale lost control over Aliança, with the remaining 30% interest being accounted for as an investment in an associate using the equity method.

b) Thompson Operations, Canada (held for sale) – In January 2025, Vale announced a strategic review to explore alternatives related to Vale Base Metals’ global mining portfolio, including the intention to assess a potential divestment of its mining and exploration assets in Thompson, Manitoba, as part of a process to optimize and enhance the competitiveness of its integrated nickel portfolio.

In February 2026, the Company entered into a binding agreement to establish a new company, together with Exiro Minerals Corporation, Orion Resources Partners LP, and Canada Growth Fund Inc., collectively referred to as "the Investors”.

Under the terms of the agreement, Vale will hold an 18.9% equity interest in the new company through the contribution of the Thompson assets, including certain related obligations, and a cash contribution of up to US$15. The Investors will hold a combined 81.1% equity interest in the new company through a cash contribution of up to US$185.

The agreement also provides that the Company may receive an earn-out of up to US$200, payable over a period of up to 20 years, subject to the achievement of certain nickel price levels. Based on current estimates, Vale does not expect such milestones to be achieved.

The Company does not expect material effects resulting from the completion of the transaction, which is expected by the end of 2026, subject to customary regulatory and governmental approvals. Upon completion of the transaction, Vale's interest in the new company will be accounted for as an investment in an associate and subsequently measured using the equity method, due to the significant influence that the Company will exercise over the investee.

As a result of the aforementioned agreement, Vale classified the assets to be contributed and the liabilities to be transferred as non-current assets held for sale, as presented below.

June 30, 2026
Assets
Inventories	27
Total assets (i)	27

Liabilities
Asset retirement obligations (ii)	151
Leases	4
Employee benefits	26
Total liabilities	181

(i)The carrying amount of property, plant and equipment has been fully impaired since 2024.

(ii) Although the agreement provides for the transfer of the decommissioning obligations related to the Thompson operating assets, Vale will assume the obligation to reimburse such liability up to a limit of US$282 (CAD400 million). Accordingly, upon derecognizing the currently estimated liability of US$151 at the closing of the transaction, the Company will recognize a new liability in the same amount, related to the reimbursement obligation, which is within the limit established in the agreement.